--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2005

                                ----------------

                            SCOTTISH RE GROUP LIMITED
             (Exact name of registrant as specified in its charter)

                                ----------------

        CAYMAN ISLANDS                   001-16855              98-0362785
 (State or Other Jurisdiction    (Commission File Number)    (I.R.S. Employer
       of Incorporation)                                     Identification No.)

                   P.O. BOX HM 2939
    CROWN HOUSE, THIRD FLOOR, 4 PAR-LA-VILLE ROAD
                    HAMILTON HM12
                       BERMUDA                                    N/A
       (Address of Principal Executive Offices)                (Zip Code)

                                 (441) 295-4451
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

--------------------------------------------------------------------------------

ITEM 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
Year.

         On June 28, 2005, in connection with the transactions described below,
Scottish Re Group Limited, a holding company organized under the laws of the
Cayman Islands (the "Company"), authorized, and the Company Secretary certified, a certificate of designations (the "Certificate of Designations") setting forth the terms of the Company's Non-Cumulative Perpetual Preferred Shares, par value
$0.01 and liquidation preference of $25 per share (the "Perpetual Preferred
Shares"). The Certificate of Designations was effective upon Board of Directors approval and certification. A copy of the Certificate of Designations is attached as Exhibit 4.1 hereto.

ITEM 7.01. Regulation FD Disclosure.

         On June 24, 2005, the Company issued a press release announcing the underwritten public offering of its Perpetual Preferred Shares. A copy of the press release is attached as Exhibit 99.2 hereto.

         On June 28, 2005, the Company issued a press release announcing the pricing of its underwritten public offering of Perpetual Preferred Shares. A copy of the press release is attached as Exhibit 99.3 hereto.

ITEM 8.01. Other Events.

         On June 28, 2005, the Company entered into an underwriting agreement relating to 5,000,000 shares of the Perpetual Preferred Shares with Lehman
Brothers Inc. ("Lehman Brothers"), as representative of the underwriters named therein (the "Underwriting Agreement"), pursuant to which the underwriters agreed to purchase the Perpetual Preferred Shares from the Company, and pursuant to which the underwriters hold an option, exercisable up to thirty days after
June 28, 2005, the date of the prospectus supplement, to purchase up to 750,000 additional Perpetual Preferred Shares. A copy of the Underwriting Agreement is attached as Exhibit 1.1 hereto.

         The Perpetual Preferred Shares are being offered and sold pursuant to the shelf registration statement on Form S-3 (File No. 333-113030), dated March
2, 2004 (the "Registration Statement") filed by the Company with the Securities
Exchange Commission (the "Commission") under the Securities Act of 1933, as amended (the "Securities Act"), and the related prospectus supplement, dated
June 28, 2005 (the "Prospectus Supplement"), with respect to the Perpetual
Preferred Shares. The terms of the Perpetual Preferred Shares are set forth in the Prospectus Supplement, as filed with the Commission pursuant to Rule 424(b)
under the Securities Act on June 30, 2005.

         On July 1, 2005, Maples and Calder, attorneys for the Company, issued an opinion and consent as to the validity of the Perpetual Preferred Shares of the Company issued on July 1, 2005. Copies of the opinion and consent are attached as Exhibit 5.1 and Exhibit 23.1, respectively, hereto.

                                       2

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

 (c) Exhibits

1.1      Underwriting Agreement, dated June 28, 2005 between the Company and
         Lehman Brothers, Inc., as Representative of the Underwriters.

3.1      Memorandum of Association of the Company (incorporated by reference to our Current Report on Form 8-K, filed with the SEC on June 2, 2005).

3.2      Articles of Association of the Company (incorporated by reference to our Current Report on Form 8-K, filed with the SEC on June 2, 2005).

4.1      Certificate of Designations of the Company's Non-Cumulative Perpetual
         Preferred Shares, dated June 28, 2005.

4.2      Specimen Stock Certificate for the Company's Non-Cumulative Perpetual
         Preferred Shares.

5.1      Opinion of Maples and Calder.

23.1     Consent of Maples and Calder (included in Exhibit 5.1 above).

23.2     Consent of LeBoeuf, Lamb, Greene & MacRae LLP.

23.3     Consent of Conyers Dill & Pearman.

23.4     Consent of William Fry.

99.1     Form of Remarketing Agreement, between the Company and Lehman Brothers,
         Inc., as Remarketing Agent.

99.2     Press Release issued by Scottish Re Group Limited on June 24, 2005.

99.3     Press Release issued by Scottish Re Group Limited on June 28, 2005.

                                       3

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    SCOTTISH RE GROUP LIMITED

                                    By: /s/ Paul Goldean
                                        --------------------------------------
                                        Paul Goldean
                                        Executive Vice President and General
                                        Counsel

Dated: July 1, 2005

                                       4

                                INDEX TO EXHIBITS

NUMBER           DESCRIPTION

1.1              Underwriting Agreement, dated June 28, 2005 between the Company and Lehman Brothers, Inc., as Representative of the
                 Underwriters.

3.1              Memorandum of Association of the Company (incorporated by
                 reference to our Current Report on Form 8-K, filed with the SEC on June 2, 2005).

3.2              Articles of Association of the Company (incorporated by
                 reference to our Current Report on Form 8-K, filed with the SEC on June 2, 2005).

4.1              Certificate of Designations of the Company's Non-Cumulative
                 Perpetual Preferred Shares, dated June 28, 2005.

4.2              Specimen Stock Certificate for the Company's Non-Cumulative
                 Perpetual Preferred Shares.

5.1              Opinion of Maples and Calder.

23.1             Consent of Maples and Calder (included in Exhibit 5.1 above).

23.2             Consent of LeBoeuf, Lamb, Greene & MacRae LLP.

23.3             Consent of Conyers Dill & Pearman.

23.4             Consent of William Fry.

99.1             Form of Remarketing Agreement, between the Company and Lehman
                 Brothers, Inc., as Remarketing Agent.

99.2             Press Release issued by Scottish Re Group Limited on June 24,
                 2005.

99.3             Press Release issued by Scottish Re Group Limited on June 28,
                 2005.

                                       5